UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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T2 Biosystems, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 6, 2020. Meeting Information T2 BIOSYSTEMS, INC. Meeting Type: Annual Meeting For holders as of: June 8, 2020 Date: August 6, 2020 Time: 9:00 AM, ET Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TTOO2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/TTOO2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). T2 BIOSYSTEMS, INC. 91 HARTWELL AVENUE LEXINGTON, MA 02421 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. D19506-Z77740 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on thefollowing page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 17, 2020 to facilitate timely delivery. How To Vote D19507-Z77740 Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/TTOO2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 2. Election of Directors Nominees: 5. To consider and vote upon the approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan. 01) John W. Cumming 02) David Elsbree 6. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board of Directors recommends you vote FOR the following proposals: 1. To approve a series of seven separate amendments to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock at ratios of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9, 1-for-10 and 1-for-11, respectively, such ratio to be determined by the Board of Directors, subject to the Board of Directors’ authority to abandon such amendment. 7. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve Proposal 1. NOTE: To transact such other business as may properly come before the meeting or at any and all adjournments or postponements thereof. 3. To approve, on an advisory basis, the compensation of the named executive officers. The Board recommends that stockholders submit a vote of “THREE YEARS” for the following proposal: D19508-Z77740 4. To determine, on an advisory basis, the frequency of future advisory votes on the compensation of the named executive officers.

D19509-Z77740